BofA Funds Series Trust

BofA California Tax-Exempt Reserves

BofA Cash Reserves

BofA Connecticut Municipal Reserves

BofA Government Plus Reserves

BofA Government Reserves

BofA Massachusetts Municipal Reserves

BofA Money Market Reserves

BofA Municipal Reserves

BofA New York Tax-Exempt Reserves

BofA Tax-Exempt Reserves

BofA Treasury Reserves

(the “Funds”)

Supplement dated May 1, 2013 to the Statement of Additional Information (“SAI”)
for the Funds dated January 1, 2013, as supplemented

This Supplement provides new and additional information that supplements information contained in the SAI for the Funds. This Supplement should be read in conjunction with the SAI.

Effective immediately, the third to last sentence of the fourth full paragraph on page 46 of the SAI is deleted in its entirety and replaced with the following:

The current members of the Audit Committee are George J. Gorman (Chair), Harrison M. Bains, William A. Hawkins and William J. Kelly.

Shareholders should retain this Supplement for future reference

SUP-SAI-47/294304-0513